UNITED STATES

SECURITIES and EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 10, 2017

International Baler Corp.

(Exact Name of Registrant as specified in its charter)

Commission File Number 0-14443

Delaware	13-2842053
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5400 Rio Grande Avenue, Jacksonville, Florida 32254

(Address of Principal Executive Office

(904) 358-3812

(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 10, 2017 Roger Griffin resigned as President, Chief Executive Officer and Director of International Baler Corporation. Mr. Griffin resigned in order to pursue other interests. The Board of Directors named William E. Nielsen, the Company’s Chief Financial Officer, to the position of President and Chief Executive Officer. Mr. Nielsen has been the Company’s Chief Financial Officer since 1994.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
	99.1	Pres Release dated January 10, 2017

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: January 10, 2017
International Baler Corp.

	By:	/s/ William E. Nielsen
William E. Nielsen
Chief Financial Officer

3